Exhibit 10.4

CONTRACT CHANGE ORDER

PURCHASER:                       US Airways Group, Inc.

AGREEMENT:                      Master Purchase Agreement number MPA-515 dated May 9, 2003 between US Airways Group, Inc. and Bombardier Inc., represented by Bombardier Aerospace - Regional Aircraft (the "Agreement").

C.C.O. NO.:                            002

DATE OF ISSUE:                  January 30, 2004

NO. OF PAGES:                     3

REASON FOR CHANGE:     In consideration of the permanent financing of the Bombardier CRJ200 Aircraft bearing manufacturer's serial number ** (hereinafter referred to as "Aircraft **) and various accommodations reached by the parties hereto in furtherance of such permanent financing, the parties hereto wish to incorporate Schedule C into Letter Agreement Number 11 to the Agreement providing for ** Loan payments and repayments for Aircraft **.

DESCRIPTION OF AGREED CHANGE(S)

For the purposes of this Contract Change Order No. 002 ("CCO No. 2"), "US Airways" means US Airways Group, Inc. and "Bombardier" means Bombardier Inc., represented by Bombardier Aerospace - Regional Aircraft.

1.0     Letter Agreement Number 11 to the Agreement is hereby amended to incorporate Schedule C attached hereto as Attachment 1 to this CCO No. 2 relating to:Loan payments to be made by Bombardier to US Airways with respect to Aircraft andLoan repayments to be made by US Airways to Bombardier with respect to Aircraft , all as set forth in Article 3.0 of Letter Agreement Number 11.

2.0     It is hereby understood and agreed that all ** Loan payments and repayments applicable to Aircraft ** will be made in accordance with the amounts and dates set forth in Attachment 1 to this CCO NO. 2.

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3.0     Unless specified otherwise, Bombardier shall make **Loan payments to US Airways in immediately available United States funds to the following account:

     Bank Name:      **

     Address:            **

     ABA #:              **

     Account #:         **

     Account Name:   **

4.0     US Airways shall make ** Loan repayments to Bombardier in immediately available United States funds to the following account, or such other bank account as Bombardier may notify US Airways of in writing from time to time:

     Bank Name:        **

     Bank Address:     **

                                                                         **

                                                                         **

     ABA #:                **

     Account #:           **

     Account Name:     **

ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT REMAIN UNCHANGED

FOR AND ON BEHALF OF                                   FOR AND ON BEHALF OF

BOMBARDIER INC.                                                 US AIRWAYS GROUP, INC.

Bombardier Aerospace - Regional Aircraft

Signed:                                                        Signed:

Name:                                                         Name:

Title:                                                           Title:

Date:                                                           Date:

Schedule C

	MSN	**
	FAA	**

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CONTRACT CHANGE ORDER

PURCHASER:                 US Airways Group, Inc.

AGREEMENT:                 Master Purchase Agreement number MPA-515 dated May 9, 2003 between US Airways Group, Inc. and Bombardier Inc., represented by Bombardier Aerospace - Regional Aircraft (the "Agreement").

C.C.O. NO.:                       002 - Supplement 1

DATE OF ISSUE:              January 30, 2004

NO. OF PAGES:                 3

REASON FOR CHANGE:     In consideration of the permanent financing of the Bombardier CRJ200 Aircraft bearing manufacturer's serial number ** (hereinafter referred to as "Aircraft **") and various accommodations reached by the parties hereto in furtherance of such permanent financing, the parties hereto wish to incorporate Schedule C-1 into Letter Agreement Number 11 to the Agreement providing for ** Loan payments and repayments for Aircraft **

DESCRIPTION OF AGREED CHANGE(S)

For the purposes of this Contract Change Order No. 002 - Supplement 1 ("CCO No. 2S1"), "US Airways" means US Airways Group, Inc. and "Bombardier" means Bombardier Inc., represented by Bombardier Aerospace - Regional Aircraft. This CCO No. 2S1 supplements CCO No. 2 previously entered into between US Airways and Bombardier. For the avoidance of doubt, CCO No. 2 remains in full force and effect and is not cancelled or superseded by this CCO No. 2S1.

1.0     Letter Agreement Number 11 to the Agreement is hereby amended to incorporate Schedule C-1 attached hereto as Attachment 1 to this CCO No. 2S1 relating to: (i) ** Loan payments to be made by Bombardier to US Airways with respect to Aircraft ** and (ii) ** Loan repayments to be made by US Airways to Bombardier with respect to Aircraft **all as set forth in Article 3.0 of Letter Agreement Number 11.

2.0     It is hereby understood and agreed that all ** Smoothing Loan payments and repayments applicable to Aircraft ** will be made in accordance with the amounts and dates set forth in Attachment 1 to this CCO NO. 2S1.

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3.0     Unless specified otherwise, Bombardier shall make all ** Loan payments to US Airways in immediately available United States funds to the following account:

     Bank Name:      **

     Address:            **

     ABA #:             **

     Account #:         **

     Account Name:   **

4.0     US Airways shall make all **Loan repayments to Bombardier in immediately available United States funds to the following account, or such other bank account as Bombardier may notify US Airways of in writing from time to time:

     Bank Name:       **

     Bank Address:    **

                                                                        **

                                                                        **

     ABA #:              **

     Account #:          **

     Account Name:   **

ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT REMAIN UNCHANGED

FOR AND ON BEHALF OF                                      FOR AND ON BEHALF OF

BOMBARDIER INC.                                                    US AIRWAYS GROUP, INC.

Bombardier Aerospace - Regional Aircraft

Signed:                                                                       Signed:

Name:                                                                        Name:

Title:                                                                          Title:

Date:                                                                          Date:

Schedule C-1

	MSN	**
	FAA	**

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